UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2007

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06629	13-3670008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 291-2556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Managed Municipals Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events.

On November 19, 2007, a Current Report on Form 8-K (Accession No. 0001193125-07-250479; the “Form 8-K”) for Western Asset Municipal High Income Fund Inc. was incorrectly filed under the EDGAR codes for Western Asset Managed Municipals Fund Inc. (the “Fund”). Current and prospective investors should note that the Form 8-K and the press release filed as an exhibit thereto do not relate to the Fund.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Managed Municipals Fund Inc.
(Registrant)

Date: December 18, 2007	/s/ William Renahan
(Signature)

	Name:	William Renahan
	Title:	Assistant Secretary

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